UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2021

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On December 12, 2021, SPX FLOW, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with LSF11 Redwood Acquisitions, LLC, a Delaware limited liability company (“Parent”), Redwood Star Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for, on the terms and subject to the conditions therein, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.
Merger Consideration. As a result of the Merger, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Company Common Stock held by the Company as treasury shares, owned by Parent or Merger Sub or held by any holders who have properly demanded and perfected appraisal rights in compliance with Delaware law) will automatically be canceled, extinguished and converted into the right to receive cash in an amount equal to $86.50, without interest thereon (the “Per Share Price”).
Treatment of Company Awards. The Merger Agreement provides that, at the Effective Time, each option for a share of Company Common Stock (an “Option”), whether vested or unvested, will be cancelled and converted into and will become a right to receive an amount in cash, without interest and less applicable taxes, equal to (1) the excess, if any, of the Per Share Price (less the exercise price per share attributable to such Option) multiplied by (2) the total number of shares of Company Common Stock issuable upon exercise in full of such Option.
At the Effective Time, each outstanding share of restricted stock (a “Restricted Share”) will be fully vested, cancelled and converted into the right to receive an amount in cash, without interest and less applicable taxes, equal to (1) the total number of shares of Company Common Stock subject to such Restricted Share multiplied by (2) the Per Share Price.
At the Effective Time, each outstanding restricted stock unit (a “Restricted Stock Unit”), vested or unvested, will be fully vested, cancelled and converted into a right to receive an amount in cash, without interest and less applicable taxes, equal to (1) the total number of shares of Company Common Stock subject to such Restricted Stock Unit prior to the Effective Time multiplied by (2) the Per Share Price.
At the Effective Time, each outstanding performance-based restricted stock unit (a “PSU”) immediately prior to the Effective Time, to the extent unvested, will be cancelled and (i) if the applicable performance period has not been completed, will vest at the target level of performance (or, with respect to the PSUs that vest on the basis of the Company’s operating income margin, at 325% of the target level of performance and with respect to the PSUs that vest on the basis of the Company’s total shareholder return and were issued in 2020 or 2021, at 200% of the target level of performance) and (ii) if the applicable performance period has been completed, will vest at the actual level of performance, as determined in accordance with the terms of each outstanding award agreement, and all vested PSUs will be cancelled and converted into a right to receive an amount in cash, without interest and less applicable taxes, equal to (1) the total number of shares of Company Common Stock subject to such vested PSU prior to the Effective Time multiplied by (2) the Per Share Price.
Board Recommendation. In connection with the approval of the Merger Agreement, the Company’s Board of Directors (the “Board”) unanimously resolved to recommend that the Company’s stockholders adopt the Merger Agreement and the Merger in accordance with Delaware law.
No Solicitation; Change of Board Recommendation. Under the Merger Agreement, the Company and its representatives are subject to a customary non-solicitation provision whereby they are prohibited from soliciting any inquiry, indication of interest, proposal or offer that constitutes, or is reasonably likely to result in, an Acquisition Proposal, subject to a customary “fiduciary out” provision that allows the Company, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with respect to an acquisition proposal that is reasonably likely to result in a Superior Proposal. The Board is generally prohibited from withholding, withdrawing, qualifying, amending or modifying its recommendation for the Merger, subject to certain exceptions, including in compliance with the terms and conditions of the Merger Agreement and prior to the receipt of the stockholder approval of the adoption of the Merger Agreement, the Board may change its recommendation in favor of the adoption of the Merger Agreement if it determines that an Acquisition Proposal constitutes a Superior Proposal and that the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law, taking into account all adjustments to the terms of the Merger Agreement that have been offered by Parent.

Representations, Warranties and Covenants. The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. The covenants include, among others, an obligation of the Company, from the date of the Merger Agreement through the Effective Time, to (1) conduct the business of the Company and its subsidiaries, in all material respects, in the ordinary course of business, and (2) refrain from taking certain types of actions related to the operation of its business during this period without Parent’s consent, including payment of dividends. The Company and Parent each agreed to use reasonable best efforts to take all actions as are necessary to consummate the Merger. Parent agreed to use reasonable best efforts to obtain the debt financing contemplated by debt commitment letters delivered to the Company in connection with the execution and delivery of the Merger Agreement, and the Company agreed to provide Parent with all cooperation reasonably requested by Parent that is necessary in connection with such debt financing.
Closing Conditions. Each party’s obligations to consummate the Merger are subject to certain customary conditions, including, among others, (1) receipt of the vote in favor of the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement (the “Stockholder Requisite Vote”); (2) the expiration or earlier termination of the applicable waiting period (and any extensions thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) obtaining certain consents from government entities under applicable foreign merger control laws; and (4) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger. Parent’s obligations to consummate the Merger are conditioned upon, without limitation, the absence of a Company Material Adverse Change and obtaining certain consents from government entities under applicable foreign merger control and foreign direct investment laws.
Parent Expenses; Termination; Termination Fees. The Merger Agreement contains a provision that provides in the event the Company fails to obtain the Stockholder Requisite Vote, the Company will reimburse Parent for all of its reasonable and documented out-of-pocket fees and expenses incurred by Parent or Merger Sub or on their behalf up to the maximum amount of $10.0 million (the “Parent Expenses”). The Merger Agreement also contains certain termination rights of the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal, subject to specified conditions and limitations, and the right of either party to terminate the Merger Agreement if the Merger is not consummated by September 12, 2022. Upon termination of the Merger Agreement by the Company or Parent upon specified conditions, the Company will be required to pay Parent a termination fee of $112.0 million less the amount of Parent Expenses previously paid to Parent (if any), and upon termination of the Merger Agreement by the Company or Parent under other specified conditions, Parent will be required to pay the Company a termination fee of $224.0 million.
If the Merger is consummated, the shares of Company Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in the confidential Company Disclosure Letter provided by the Company to Parent in connection with the signing of the Merger Agreement. The confidential Company Disclosure Letter delivered in connection with the execution of the Merger Agreement contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Parent rather than establishing matters as facts. In addition, investors are not third party beneficiaries under the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterizations of the actual state of facts about the Company.
Important Information For Investors And Shareholders
Important Information and Where to Find it
The proposed acquisition of the Company by Parent and Merger Sub will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement with respect to a special meeting of the Company’s stockholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company stockholders. The Company also plans to file other documents with the SEC regarding the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Parent and Merger Sub, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investor.spxflow.com/ or by contacting Scott Gaffner, Vice President, Investor Relations and Strategic Insights, SPX FLOW, 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277.

Certain Information Regarding Participants
The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement for the special meeting and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 12, 2021, by and among SPX FLOW, Inc., LSF11 Redwood Acquisitions, LLC and Redwood Star Merger Sub, Inc.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: December 15, 2021	By:	/s/ Marcus G. Michael
Marcus G. Michael
President and Chief Executive Officer